SELECTED STATEMENTS OF INCOME DATA (Details1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest income net of bank charges	$ 20	$ 397	$ 24
Interest expenses related to liabilities in connection with acquisitions	(48)	(112)	(173)
Interest income from debt instruments	49	67	96
Loss arising from foreign currency translation and other	(11)	(131)	(171)
Financial income(expenses), net	$ 10	$ 221	$ (224)